Exhibit Table
                                                              Form S-1


         Exhibit

         1.       Form of Underwriting agreement and
                  and Distribution Agreement
   1

         3.       (i)  Articles of Incorporation
   1
                  (ii) Bylaws
   1

         4.       (i) Form of Combination Fixed and
                  Variable Annuity Contract
   2
                  (ii) Form of IRA Endorsement
   1

         5.       Opinion and consent of W. Kay Adam
   2

         10.      Administrative Services Agreement between First
                  Great-West Life & Annuity Insurance Company,
                  and Great-West Life & Annuity Insurance Company
   2

         23.      (a) Consent of Jorden Burt Berenson & Johnson LLP
   1
                  (b) Consent of Deloitte & Touche
   1
                  (c) Consent of W. Kay Adam
   2

         24. Powers of Attorney for Ms. Alazraki and Messrs. Balog, Burns, Desmarais, Jr., Gratton, Hart, Katz, and Walsh
   1
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         27.      Financial Data Schedule
   1


         1 Filed with Registration Statement.

         2 Filed with this Pre-Effective Amendment No. 1 to the Registration Statement.


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